CONFORMED

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2002

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515
(425) 454-6363

ITEM 5. Other Events

On October 16, 2002, the Company issued the following press release:

Puget Energy announces third quarter earnings; increases 2002 earnings guidance

         Bellevue, Wash. (October 16, 2002)-- Puget Energy (NYSE: PSD) today reported 2002 third-quarter income for common stock of $6.6 million, or 7 cents per share. In the same period a year ago, Puget Energy's third quarter results were $4.7 million, or 5 cents per share.

        “This quarter continues to reflect our disciplined progress toward restoring the financial health of Puget Energy,” said Puget Energy President and CEO Stephen P. Reynolds. “While this has been a tumultuous period for the energy industry and financial markets in general, we’re pleased to be able to increase Puget Energy’s 2002 earnings guidance by 5 cents a share, to a range of $1.20 to $1.25 per share.” The company also affirmed its current earnings guidance for the full year 2003, which remains unchanged at $1.75 to $1.90.

        “The primary reason we are able to increase our earnings target for the calendar year 2002 is the continued strong performance of our utility operations,” said Reynolds. “The utility is exceeding our expectations, primarily due to successful settlement of regulatory issues earlier in the year, lower net power costs, continued operational efficiencies and federal income tax benefits. We expect this trend to continue in the fourth quarter, assuming normal weather.” Year-to-date income for Puget Energy common stock was $60.5 million, or 69 cents per share, compared with income of $92.2 million, or $1.06 per share, in the year-ago period. The reduction in year-to-date 2002 earnings compared with the same period one year ago is primarily attributable to the first quarter under-recovery of Puget Sound Energy’s (PSE) net power costs prior to PSE’s rate case settlement in the second quarter. Year-to-date income for the nine months ended September 30, 2001 included a one-time net benefit of 5 cents per share resulting from the asset sale of a former PSE subsidiary, net of an operating loss at that subsidiary through the date of the sale. Also included in that period is a benefit of $0.20 per share from the sale of two properties by a PSE real estate subsidiary.

        PSE contributed 3 cents per common share in the third quarter of 2002. Puget Energy’s unregulated utility infrastructure services subsidiary, InfrastruX Group, continued to deliver on its plan, contributing 4 cents per common share in the third quarter of 2002. “We are pleased that the quality of InfrastruX’s operating companies and its geographic and business line diversity has enabled it to withstand the cyclical downturn in market conditions and other factors that have more severely affected many of its peers.” added Reynolds.

        Puget Energy will provide more detail on third-quarter results during a conference call for analysts scheduled at 10 a.m. ET (7 a.m. PT) tomorrow, Thursday, October 17, 2002. The call will be broadcast live through a Web cast at www.pse.com by accessing the Investors section of the Web site. The Web cast will be archived and available for replay following the live call. A tape-recorded replay of the call will be available two hours after completion of the conference on October 17 through midnight (ET) Tuesday, October 22, 2002 by dialing 1-800-428-6051 and entering the conference identification number at 263530.

PUGET ENERGY -- SUMMARY INCOME STATEMENT
(In thousands, except per-share amounts, Unaudited)

                                                            Three months ended 09/30 1                    Year-to-date 09/30 1
                                                         --------------------------------        ------------------------------------
                                                              2002            2001 2                    2002               2001 2
                                                         --------------------------------        ------------------------------------

Operating revenues
    Electric                                                 $  299,443       $  333,615              $   978,814        $ 1,497,563
    Gas                                                          65,788           91,778                  524,663            559,061
    Other                                                        93,245           53,573                  234,878            156,872
                                                         ---------------  ---------------        -----------------   ----------------
       Total operating revenues                                 458,476          478,966                1,738,355          2,213,496
                                                         ---------------  ---------------        -----------------   ----------------
Operating expenses
    Purchased electricity                                       132,820          120,444                  442,731            725,184
    Purchased gas                                                31,126           50,976                  324,444            371,769
    Electric generation fuel                                     16,856           67,949                   96,716            233,467
    Residential exchange                                       (26,427)         (19,270)                (100,139)           (46,315)
    FAS-133 unrealized (gain)/loss                                (335)              567                 (12,083)           (14,494)
    Utility operations & maintenance                             68,933           64,213                  208,505            190,806
    Other operations & maintenance                               76,316           47,881                  193,025            119,492
    Depreciation & amortization                                  57,190           54,195                  170,495            160,258
    Conservation amortization                                     4,216            1,440                    9,985              4,645
    Other taxes                                                  42,226           38,671                  162,412            154,057
    Federal income taxes                                        (1,543)            6,144                   31,763             72,260
                                                         ---------------  ---------------        -----------------   ----------------
       Total operating expenses                                 401,378          433,210                1,527,854          1,971,129
                                                         ---------------  ---------------        -----------------   ----------------
Operating income                                                 57,098           45,756                  210,501            242,367
Other income (net of tax)                                           230            7,892                    4,055             11,402
                                                         ---------------  ---------------        -----------------   ----------------
Income before interest charges & minority interest               57,328           53,648                  214,556            253,769
Interest charges                                                 48,439           46,839                  147,518            140,448
Minority interest                                                   377              ---                      679                ---
                                                         ---------------  ---------------        -----------------   ----------------
Net income before cumulative effect of
    accounting change                                             8,512            6,809                   66,359            113,321
FAS-133 transition adjustment loss (net of tax)                     ---              ---                      ---             14,749
                                                         ---------------  ---------------        -----------------   ----------------
Net Income                                                        8,512            6,809                   66,359             98,572
Less preferred stock dividend accruals                            1,940            2,085                    5,892              6,328
                                                         ---------------  ---------------        -----------------   ----------------
Income for common stock                                       $   6,572        $   4,724              $    60,467         $   92,244
                                                         ===============  ===============        =================   ================

Common shares outstanding                                        87,618           86,571                   87,388             86,303
Diluted shares outstanding                                       87,975           86,995                   87,737             86,717
                                                         ---------------  ---------------        -----------------   ----------------
Basic earnings per common share before
    cumulative effect of accounting change                    $    0.07        $    0.06              $      0.69         $     1.24
Cumulative effect of accounting change                              ---              ---                      ---              (0.17)
                                                         ---------------  ---------------        -----------------   ----------------
Basic earnings per common share                               $    0.07        $    0.06              $       .69         $     1.07

Diluted earnings per common share before
    cumulative effect of accounting change                    $    0.07        $    0.05              $      0.69         $     1.23
Cumulative effect of accounting change                              ---              ---                      ---              (0.17)
                                                         ---------------  ---------------        -----------------   ----------------
Diluted earnings per common share 3                           $    0.07        $    0.05              $      0.69         $     1.06

1 Partial-year results may not accurately predict full-year performance, as earnings are significantly affected by weather.
2 Certain amounts previously reported have been reclassified to conform with current year presentations with no effect on net income.
3 Diluted earnings per common share include the dilutive effect of securities related to employee compensation plans.

PUGET SOUND ENERGY1 -- UTILITY OPERATING DATA

                                              Three months ended 09/30                Year-to-date 9/30
                                           --------------------------------  ----------------------------------
                                                2002             2001               2002             2001
                                           --------------------------------  ----------------------------------
Energy sales revenues
($ in thousands, Unaudited)
    Electricity
     Residential                               $  116,022       $  105,058         $  468,069       $  445,906
     Commercial                                   129,394          113,372            399,944          393,071
     Industrial                                    22,869           39,663             68,084          257,878
     Other retail sales 2                           3,782          (1,644)           (15,806)         (70,456)
                                           ---------------  ---------------    ---------------  ---------------
       Subtotal, retail sales                     272,067          256,449            920,291        1,026,399
     Transportation 2                               4,791              351             12,873              336
     Sales to other utilities &                    19,841           96,977             50,883          491,064
     marketers 3
     Other 4                                        2,744         (20,162)            (5,233)         (20,236)
                                           ---------------  ---------------    ---------------  ---------------
       Total electricity sales                    299,443          333,615            978,814        1,497,563
    Gas
     Residential                                   33,208           41,672            315,670          322,900
     Commercial                                    22,252           35,366            163,711          183,552
     Industrial                                     4,947            9,340             28,381           36,572
                                           ---------------  ---------------    ---------------  ---------------
       Subtotal, retail sales                      60,407           86,378            507,762          543,024
     Transportation                                 3,068            3,133              9,024            8,554
     Other                                          2,313            2,267              7,877            7,483
                                           ---------------  ---------------    ---------------  ---------------
       Total gas sales                             65,788           91,778            524,663          559,061
                                           ---------------  ---------------    ---------------  ---------------
    Total energy sales revenues                $  365,231       $  425,393        $ 1,503,477      $ 2,056,624
---------------------------------------------------------------------------  ----------------------------------

Energy sales volumes
    Electricity (in mWh)
     Residential                                1,803,389        1,748,140          7,340,492        7,121,940
     Commercial                                 1,986,181        1,890,011          5,979,395        6,000,317
     Industrial                                   367,484          597,730          1,062,665        2,050,925
     Other 2                                       30,009            9,833          (319,042)        (524,025)
                                           ---------------  ---------------    ---------------  ---------------
       Subtotal, retail sales                   4,187,063        4,245,714         14,063,510       14,649,157
     Transportation 2                             730,959          116,035          1,801,715          116,035
     Sales to other utilities &                 1,026,461        1,419,885          2,379,170        3,945,510
     marketers 3                           ---------------  ---------------    ---------------  ---------------
                                           ---------------  ---------------    ---------------  ---------------
       Total mWh                                5,944,483        5,781,634         18,244,395       18,710,702
    Gas (in 000's of therms)
     Residential                                   33,521           35,160            337,893          317,536
     Commercial                                    35,530           40,971            207,694          208,827
     Industrial                                     9,048           11,143             37,992           41,984
     Transportation                                47,776           45,093            151,532          138,243
                                           ---------------  ---------------    ---------------  ---------------
       Total gas volumes                          125,875          132,367            735,111          706,590
---------------------------------------------------------------------------  ----------------------------------

Customers served 5
    Electricity
     Residential                                  842,170          829,331            838,899          824,070
     Commercial                                   103,538          100,333            102,337           99,858
     Industrial                                     3,897            3,989              3,929            4,026
     Other                                          1,931            1,818              1,891            1,731
     Transportation                                    15               10                 15                3
                                          ---------------  ---------------    ---------------  ---------------
       Total electricity customers                951,551          935,481            947,071          929,688
    Gas
     Residential                                  565,585          549,890            562,539          546,727
     Commercial                                    46,347           46,789             46,407           46,716
     Industrial                                     2,735            2,842              2,775            2,851
     Transportation                                   129              112                117              112
                                           ---------------  ---------------    ---------------  ---------------
       Total gas customers                        614,796          599,633            611,838          596,406
---------------------------------------------------------------------------  ----------------------------------

Weather
    Actual heating degree days                  235              280               3,324            3,293
    Normal heating degree days                  279              279               3,179            3,179

     1Puget Sound Energy is the electric and natural gas utility subsidiary of Puget Energy.
     2Includes change in unbilled revenues.
     3Includes optimization transactions reported net in the income statement as required by EITF 02-03,effective after June 30, 2002. Prior periods have been reclassified to conform with the presentation.
     4Includes Conservation Trust collection and sales of non-core gas suppliers.
     5Quarterly data represents average served during September; Year-to-date data represents average for the 9 months ended.

PUGET ENERGY -- SEGMENT RESULTS
(In thousands, Unaudited)

                                            Puget Sound                                  Puget Energy
    Three months ended 09/30/02              Energy       InfrastruX       Other 1         Total
    -------------------------------------------------------------------------------------------------
    Revenues                                 $  365,232     $   92,372       $    872     $  458,476
    Depreciation and amortization                53,351          3,784             55         57,190
    Federal income tax                          (4,198)          2,602             53        (1,543)
    Operating income                             51,002          5,871            225         57,098
    Interest charges, net of AFUDC               46,876          1,563              -         48,439
    Net income                                    4,335          3,952            225          8,512
    Total assets                              5,059,109        320,755        126,286      5,506,150
    -------------------------------------------------------------------------------------------------

    Total assets at 12/31/01                  5,178,601        229,125        139,251      5,546,977
    -------------------------------------------------------------------------------------------------

    Three months ended 09/30/01
    -------------------------------------------------------------------------------------------------
    Revenues                                 $  425,393     $   52,771       $    802     $  478,966
    Depreciation and amortization                52,057          2,134              4         54,195
    Federal income tax                            5,177            783            184          6,144
    Operating income                             43,229          3,398          (871)         45,756
    Interest charges, net of AFUDC               45,710          1,068             61         46,839
    Net income                                  (3,207)          1,337          8,679          6,809
    -------------------------------------------------------------------------------------------------

    Year to date 09/30/02
    -------------------------------------------------------------------------------------------------
    Revenues                                $ 1,503,478     $  229,255      $   5,622    $ 1,738,355
    Depreciation and amortization               161,024          9,308            163        170,495
    Federal income tax                           25,095          4,952          1,716         31,763
    Operating income                            196,021         12,034          2,446        210,501
    Interest charges, net of AFUDC              143,558          3,960              -        147,518
    Net income                                   56,616          7,476          2,267         66,359
    -------------------------------------------------------------------------------------------------

    Year to date 09/30/01
    -------------------------------------------------------------------------------------------------
    Revenues                                $ 2,056,624     $  126,780     $   30,092    $ 2,213,496
    Depreciation and amortization               155,052          5,195             11        160,258
    Federal income tax                           62,364          1,894          8,002         72,260
    Operating income                            220,267          8,322         13,778        242,367
    Interest charges, net of AFUDC              137,661          2,513            274        140,448
    Net income                                   72,168          2,998         23,406         98,572
    -------------------------------------------------------------------------------------------------

        1 Includes the non-regulated subsidiaries of Puget Sound Energy and miscellaneous holding company expenses. The principal non-regulated subsidiary of PSE is a real estate development company. PSE sold the assets of its software development subsidiary, ConneXt, Inc., in the third quarter for 2001.

###

        Cautionary Statement: Certain statements contained in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, among which include statements regarding estimates of earnings per share. In some cases, you can identify forward-looking statements by terminology such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will likely result,” “will continue” or similar expressions. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect actual results include, among others, governmental policies and regulatory actions, including those of the FERC and the WUTC, with respect to financings, industry and rate structures, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased energy and other capital investments, and present or prospective wholesale and retail competition; weather, which can have a serious impact on retail energy sales and on PSE’s ability to procure adequate supplies of gas, fuel or purchased power to serve its customers and on the cost of procuring such supplies; hydroelectric conditions, which can have a serious impact on electric capacity and PSE’s ability to generate electricity; wholesale energy prices; industrial, commercial and residential growth and demographic patterns in the service territories of PSE; and the ability of Puget Energy and PSE to access the capital markets to support requirements for working capital, construction costs and the repayment of maturing debt. More information about these and other factors that potentially could affect Puget Energy’s financial results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Quarterly Report on Form 10-Q for the second quarter of 2002 and in their other public filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, Puget Energy and PSE undertake no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: October 17, 2002